GABELLI GOLD FUND, INC. (THE "FUND")

                       SUPPLEMENT DATED FEBRUARY 28, 2003
                       TO THE PROSPECTUS DATED MAY 1, 2002
                   AND THE PROSPECTUS DATED DECEMBER 16, 2002

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUSES

Effective May 1, 2003, the Fund will impose a 2.00% redemption fee (short-term trading fee) On Class AAA and Class A Shares that are purchased on or after May 1, 2003 without a sales charge and redeemed or exchanged within 60 days from the date of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is retained by the Fund to offset costs associated with short-term shareholder trading. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchasing (shares held longest will be redeemed first). The redemption fee will not apply to shares currently held by shareholders or shares purchased before May 1st. The redemption fee also will not apply to shares purchased through programs (such as certain wrap fee fund programs, supermarket programs and employee benefit plans) that the Advisor determines have appropriate anti-short term trading policies in place or that are unable legally or procedurally to restrict short-term trading.

The Board of Directors of the Fund approved the redemption fee to limit the disruptive effects on the portfolio management of the Fund that result from "market timing" of the Fund's shares. Market timing of large dollar amounts can make it difficult to implement investment strategies because the portfolio managers cannot predict how much cash the Fund will have to invest or need to raise. The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund.

Dated:  February 28, 2003                                      WPISF-16-0702